PIMCO Equity Series VIT

Supplement dated August 1, 2025 to the

Administrative Class Prospectus, Institutional Class Prospectus and

Advisor Class Prospectus, each dated April 30, 2025, each

as supplemented from time to time (the “Prospectuses”)

Disclosure Regarding the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is jointly and primarily managed by Marc Seidner, Jerome Schneider, Bryan Tsu and Jing Yang. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in the Prospectuses is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio’s portfolio is jointly and primarily managed by Marc Seidner, Jerome Schneider, Bryan Tsu and Jing Yang. Mr. Seidner is CIO Non-traditional Strategies and Managing Director of PIMCO. Messrs. Schneider and Tsu and Ms. Yang are Managing Directors of PIMCO. Ms. Yang and Mr. Tsu have managed the Portfolio since July 2018, and Mr. Seidner has managed the Portfolio since February 2021. Mr. Schneider has managed the Portfolio since August 2025.

In addition, effective immediately, the table in the “Management of the Portfolio—Individual Portfolio Managers” section of the Prospectuses is deleted and replaced with the following:

Portfolio Manager	Since	Recent Professional Experience
Jerome Schneider	8/25

Managing Director, PIMCO. Mr. Schneider is the leader of short-term portfolio management and funding. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo” conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 29 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.

Marc Seidner	2/21

CIO Non-traditional Strategies and Managing Director, PIMCO. Mr. Seidner is head of portfolio management in the Newport Beach office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO Managing Director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has investment experience since 1988 and holds an undergraduate degree in economics from Boston College.

Portfolio Manager	Since	Recent Professional Experience
Bryan Tsu	7/18

Managing Director, PIMCO. Mr. Tsu is a portfolio manager in the Newport Beach office. He manages StocksPLUS, multi-sector credit, and securitized strategies. He is also a senior member of the insurance solutions team and a senior commercial mortgage-backed securities specialist. Mr. Tsu currently serves as a rotating member of PIMCO’s Americas portfolio committee, which he has previously co-chaired, and he has also served as a rotating member of PIMCO’s Investment Committee. Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York. He has investment experience since 2006 and holds a bachelor’s degree in economics and operations research from Columbia University.

Jing Yang	7/18

Managing Director, PIMCO. Ms. Yang is a portfolio manager in the Newport Beach office. She oversees the asset-backed securities portfolio management team and focuses on StocksPLUS, multi-sector credit, and securitized strategies. Prior to joining PIMCO in 2006, she worked in home equity loan structuring at Morgan Stanley in New York. She has investment experience since 2006 and holds a Ph.D in Bioinformatics and a master’s degree in statistics from the University of Chicago.

Investors Should Retain This Supplement for Future Reference

PESVIT_SUPP1_080125

PIMCO Equity Series VIT

Supplement dated August 1, 2025 to the

Statement of Additional Information dated April 30, 2025, as supplemented from time to time (the “SAI”)

Disclosure Regarding the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is jointly and primarily managed by Marc Seidner, Jerome Schneider, Bryan Tsu and Jing Yang.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI and the following is added:

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Schneider*
Registered Investment Companies	19	$57,149.81	0	$0.00
Other Pooled Investment Vehicles	16	$54,062.81	1	$167.07
Other Accounts	43	$27,253.15	1	$586.33

*	Effective August 1, 2025, Mr. Schneider co-manages the Portfolio. Information for Mr. Schneider is as of June 30, 2025.

In addition, effective immediately, the following is added to the end of the paragraph immediately preceding the above table:

Effective August 1, 2025, the Portfolio is jointly and primarily managed by Marc Seidner, Jerome Schneider, Bryan Tsu and Jing Yang.

In addition, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

Portfolio Manager	Dollar Range of Shares Owned
Schneider*	None

*	Effective August 1, 2025, Mr. Schneider co-manages the Portfolio. Information for Mr. Schneider is as of June 30, 2025.

Investors Should Retain this Supplement for Future Reference

PESVIT_SUPP2_080125